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                                                                   EXHIBIT 23(a)


                               [BDO SEIDMAN, LLP LETTERHEAD]


CONSENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

K-V Pharmaceutical Company
St. Louis, Missouri

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-3 of our reports dated May 14, 1999, relating to the consolidated financial statements and schedule of K-V Pharmaceutical Company.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Seidman, LLP
St. Louis, Missouri
March 28, 2000